UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

HC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-52197	04-3570877

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

10 Progress Drive, Suite 200, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            (203) 925-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (b) On September 9 , 2008, James Bigl, the Chairman of the Board of Directors of HC Innovations, Inc. (the “Company”), resigned from the Board effective as of such date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

EXHIBIT	DESCRIPTION
NUMBER

99.1*	HC Innovations, Inc. Press Release, dated September 10, 2008, entitled "HC Innovations wishes James Bigl continued success."

* Filed herewith

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC INNOVATIONS, INC.

Date: September 11, 2008	By:	/s/ David Chess
David Chess
Chief Executive Officer